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                                                                    EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC (the "Company"), a Delaware limited liability company, acting in its capacity as general partner of TEPPCO Partners, L.P., and TE Products Pipeline Company, Limited Partnership, each a Delaware limited partnership (collectively, "Partnership"), does hereby appoint CHARLES H. LEONARD, BARRY R. PEARL, and JAMES C. RUTH, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advise and consent of Counsel, said attorney and agent may deem necessary or advisable to enable the Company and Partnership to comply with the Securities Act of 1934, as amended, and any rules, regulations, and requirements thereof, to sign his name as a director and/or officer of the Company to the Form 10-K Report for TEPPCO Partners, L.P. and for TE Products Pipeline Company, Limited Partnership, each for the year ended December 31, 2002, and to any instrument or document filed as a part of, or in accordance with, each said Form 10-K or amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this 21th day of March, 2003.


 /s/ MARK A. BORER                              /s/ MICHAEL J. BRADLEY
------------------------------                 ------------------------------
Mark A. Borer                                  Michael J. Bradley
Director                                       Director

 /s/ MILTON CARROLL                             /s/ DERRILL CODY
------------------------------                 ------------------------------
Milton Carroll                                 Derrill Cody
Director                                       Director

 /s/ JOHN P. DESBARRES                          /s/ JIM W. MOGG
------------------------------                 ------------------------------
John P. DesBarres                              Jim W. Mogg
Director                                       Chairman

 /s/ BARRY R. PEARL                             /s/ WILLIAM W. SLAUGHTER
------------------------------                 ------------------------------
Barry R. Pearl                                 William W. Slaughter
Director                                       Director

 /s/ R.A. WALKER                                /s/ CHARLES H. LEONARD
------------------------------                 ------------------------------
R.A. Walker                                    Charles H. Leonard
Director                                       Senior Vice President and
                                               Chief Financial Officer